Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB/A (the "Report") of AspenBio, Inc. (the "Company") for the year ended December 31, 2003, each of the undersigned Roger D. Hurst, the Chief Executive Officer of the Company, and Jeffrey G. McGonegal, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 26, 2004                     \S\ Roger D. Hurst
                                           ---------------------------
                                               Roger D. Hurst,
                                               Chief Executive Officer


Dated:  March 26, 2004                     \s\ Jeffrey G. McGonegal
                                           ----------------------------
                                               Jeffrey G. McGonegal,
                                               Chief Financial Officer



                                    * * * * *


A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.